UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2006

GREAT WESTERN BANCORPORATION, INC.

(Exact name of registrant as specified in its charter)

Iowa	001-15215	42-0867112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9290 West Dodge Road, Suite 203 Omaha, NE	68114-3320
(Address of principal executive offices)	(Zip Code)

(402) 333-8330

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On or about March 21, 2006, the American Stock Exchange (“AMEX”) filed an application on Form 25 with the Securities and Exchange Commission (“SEC”) to strike the securities of GWB Capital Trust II (the “Trust”) from listing with AMEX and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 25 was filed with respect to such securities after Great Western Bancorporation, Inc. (“Great Western”), the parent of the Trust, redeemed certain debentures from the Trust and the Trust redeemed its entire class of preferred securities outstanding. The application on Form 25 to remove the class of securities from listing with AMEX shall be deemed granted and become effective at the opening of business on April 12, 2006, which is more than ten days after AMEX filed such application with the SEC; provided, that the SEC does not delay the effective date. Further, the application on Form 25 to withdraw the securities from registration under Section 12(b) of the Exchange Act shall be effective ninety days, or such shorter period as the SEC may determine, after filing such form.

Great Western’s duty to file reports under Section 13(a) of the Exchange Act and the rules and regulations thereunder because of such security’s registration under Section 12(b) will be suspended upon the effective date for delisting. Commencing on such date, Great Western will no longer file any periodic or other reports required by Section 13(a), including, without limitation, its Form 10-Q for the quarter ended March 31, 2006.

Further, Great Western has not registered any class of securities (including the Trust securities) under Section 12(g) of the Exchange Act and does not have any class of securities outstanding that would be registered, or would be required to be registered under Section 12(g) of the Exchange Act but for the exemption from registration under Section 12(g)(2)(A). Accordingly, Great Western Bank does not have any reporting obligations under Section 15(d) of the Exchange Act.

Cautionary Statement for Purposes of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters discussed in this report of Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties. Many factors are beyond the Company’s ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORPORATION, INC.

By:	/s/ DANIEL A. HAMANN
Daniel A. Hamann, President

Date: March 27, 2006